Exhibit 10.1

July 30, 1996

Texoil, Inc.
1600 Smith, Suite 4000
Houston, TX  77002

Attention:  Mr. Ruben Medrano

Gentlemen:

Resource Investors Management Company Limited Partnership ("RIMCO"), on behalf of RIMCO Partners, L.P., RIMCO Partners, L.P. II, RIMCO Partners, L.P. III and RIMCO Partners, L.P. IV (the "Purchasers"), hereby agrees to purchase, and Texoil, Inc. (the "Company"), hereby agrees to sell at private sale, at par, up to $3.0 million in principal amount of the Company's 10% Senior Secured Convertible General Obligation Notes and up to $5.0 million in principal amount of the Company's 10% Senior Secured General Obligation Notes (collectively referred to as the "Notes").

The Notes will be secured by a first mortgage to all of the right, title and interest in and to all of the Company's current and future oil, gas and mineral properties. This agreement to purchase and sell such Notes is contingent upon the Company having good and marketable title to these properties. This agreement is also contingent upon the renegotiation of the terms of Company's existing shareholder debt and completion of appropriate documentation fully satisfactory in form and substance to each of us and our respective counsel. It is hereby agreed that such existing shareholder debt and documentation shall contain terms as described in the attached Summaries of Principal Terms, and in addition, representations, business covenants and other provisions customary to similar transactions.

The commitment represented by this letter is made subject to, and in reliance upon, the accuracy of information previously supplied to RIMCO, and the understanding that there is no information that has not been supplied to RIMCO in writing that might have a material adverse affect on the Company's business or financial condition. The commitment hereunder is further conditioned upon the absence of any material adverse change prior to closing in the value or condition of the collateral to be pledged as security for the Notes.


Texoil, Inc.
July 30, 1996
Page 2 of 3

It is understood that the law firm of Andrews & Kurth, L.L.C. will act as counsel for the Purchasers in this matter. Whether or not the proposed transaction is consummated, you hereby agree to pay all of the Purchasers' out-of-pocket expenses in connection with the consummation of the sale and purchase of the Notes, including without limitation, the reasonable fees and expenses of the Purchasers' counsel and title consultant.

It is mutually understood and agreed that this letter shall be construed and the relations between the parties determined in accordance with the law of the state of Texas. It is also mutually understood and agreed that the Note purchase agreements and other resulting transaction documents shall be deemed to be contracts made under and shall be construed in accordance with and governed by the law of the state of New York. It is further understood and agreed that any action relating to this letter shall be instituted and prosecuted in the United States District Court for the Southern District of Texas situated in Harris County, Texas, to whose jurisdiction the parties hereto agree whatever their domicile may be.

JURY TRIAL WAIVED. RIMCO and the Company hereby agree that they shall and hereby do waive trial by jury in any action, proceeding or counterclaim, whether at law or at equity, brought by either of them, or in any matter whatsoever which arises out of or is connected in any way with this commitment letter or its performance.

The commitment represented by this letter shall automatically expire on August 5, 1996 if we have not received a copy of this letter duly executed by you on or prior to such date. The expiration date of this commitment may not be extended except by a written instrument executed by a duly authorized officer of RIMCO.

RIMCO shall have the option to immediately terminate this commitment letter by giving written notice thereof by registered or certified mail to the Company if the Company fails to satisfy or perform any of the terms, conditions or provisions of this commitment letter, or supplies RIMCO with any false or misleading information.

Texoil, Inc.
July 30, 1996
Page 3 of 3

This commitment shall be terminated if the closing of the transaction contemplated hereby has not been consummated on or before September 30, 1996, except that your obligation to pay all expenses of the Purchasers' counsel and title consultant as described above shall survive any such termination.

If all of the foregoing is acceptable to you, please so indicate by signing and returning one copy of this letter to Gary Milavec c/o RIMCO, 600 Travis, Suite 6875, Houston, TX 77002.


Very truly yours,


RESOURCE INVESTORS MANAGEMENT COMPANY
LIMITED PARTNERSHIP


By:  /S/ GARY MILAVEC
Its:  Senior Vice President


TEXOIL, INC.


By:  /S/ RUBEN MEDRANO
Its:  President

Date: AUGUST, 1, 1996

                      SUMMARY OF PROPOSED TERMS - ISSUE #1



Issue #1:                                   Senior Secured Convertible General
                                            Obligation Notes (the "Convertible
                                            Notes").

Issuer:                                     Texoil, Inc. ("Texoil").

Purchasers:                                 Resource Investors Management
                                            Company, through one or more of its
                                            affiliated entities ("RIMCO").

Interest Rate:                              10% per annum, payable monthly.

Commitment Amount:                          $3,000,000.

Commitment Period:                          One year.

Maturity:                                   Three years.

Security:                                   All of Texoil's, or its wholly owned
                                            subsidiary's, existing and future
                                            oil and gas assets (the
                                            "Properties").

Use of Proceeds:                            Primarily to fund Texoil's share of
                                            land costs and drilling and
                                            completion costs for the first wells
                                            to-be-drilled in the Raceland and
                                            Green's Lake 3-D seismic
                                            exploration/ exploitation projects,
                                            to fund Texoil's share of remaining
                                            3-D acquisition costs at Raceland
                                            and to repay $200,000 of existing
                                            shareholder debt.

Payments:                                   Prior to Maturity, payments of
                                            interest will be due and payable
                                            monthly.  All outstanding principal
                                            plus any accrued and unpaid interest
                                            will be due and payable at Maturity.

                                            Texoil shall not have the right or
                                            option to prepay, at any time, all
                                            or any part of the Convertible
                                            Notes.

Conversion:                                 The Convertible Notes are
                                            convertible at any time prior to
                                            Maturity, in whole or in part, into
                                            Texoil Common Stock at a per share
                                            price equal to $.80, subject to
                                            adjustment.  Should Texoil's Common
                                            Stock close at a price per share
                                            equal to or greater than $3.00 for
                                            any consecutive twenty day period
                                            after $2.8 million of the Commitment
                                            Amount has been funded, Texoil can
                                            force the Purchasers to convert the
                                            Convertible Notes into Common Stock.
                                            If Texoil elects not to force
                                            conversion within 30 days, the 20
                                            day consecutive trading period count
                                            will begin anew.

Registration Rights:                        The shares subject to issuance upon
                                            conversion of the Convertible Notes
                                            shall be registered under the
                                            Securities Act of 1933 within 45
                                            days of such conversion pursuant to
                                            a Registration Statement which shall
                                            cover the possible resale of such
                                            shares by the Purchasers should they
                                            so elect to do so.

Directors:                                  Issuer will expand its Board by one
                                            and will fill the vacancy so created
                                            with a person specified by the
                                            Purchasers and the Purchasers shall
                                            have the right to nominate the
                                            successor to such director as long
                                            as the Convertible Notes are
                                            outstanding or the Purchasers own at
                                            least 5.0% of the outstanding shares
                                            of Texoil's Common Stock.


                      SUMMARY OF PROPOSED TERMS - ISSUE #2




Issue                                       #2: Senior Secured General
                                            Obligation Notes (the "Senior
                                            Notes"; the Convertible Notes and
                                            the Senior Notes are collectively
                                            referred to as the "Notes").

Issuer:                                     Texoil, Inc. ("Texoil").

Purchasers:                                 Resource Investors Management
                                            Company, through one or more of its
                                            affiliated entities ("RIMCO").

Interest Rate:                              10% per annum, payable monthly.

Commitment Amount:                          $5,000,000.

Commitment Period:                          Three years from closing.

Maturity:                                   Six years from closing.

Security:                                   All of Texoil's existing and future
                                            oil and gas assets (the
                                            "Properties").

Use of Proceeds:                            To fund Texoil's share of future
                                            land costs and drilling and
                                            completion costs for wells to-be-
                                            drilled in the Raceland, Green's
                                            Lake, and Laurel Grove 3-D seismic
                                            exploration/ exploitation projects,
                                            and to fund additional 3-D projects
                                            at the Purchasers' sole discretion.

Fundings:                                   Advances for future drilling and
                                            completion costs will be contingent
                                            on maintaining a Borrowing Base in
                                            excess of 1.3x the outstanding
                                            principal balance of the Notes.
                                            Advances for upfront land costs or
                                            other costs associated with
                                            additional 3-D projects are subject
                                            to the Purchasers' sole discretion
                                            even if the Borrowing Base is in
                                            excess of 1.3x the outstanding
                                            principal balance of the Notes.

                                            In addition, in no event shall
                                            advances under the Senior Notes be
                                            made until $2.8 million principal
                                            amount of the Convertible Notes has
                                            been advanced.

Payments:                                   Payments of accrued interest and
                                            principal on the Senior Notes will
                                            be paid monthly from a minimum of
                                            75% of Net Revenues attributable to
                                            the Properties.  Should the
                                            Borrowing Base ever be less than
                                            1.2x the outstanding principal
                                            balance of the Notes, payments will
                                            be made from up to 100% of Net
                                            Revenues, at the Purchasers' sole
                                            discretion.  Payments will always be
                                            applied first to accrued interest
                                            and then to the outstanding
                                            principal balance.  In any event,
                                            all outstanding principal plus any
                                            accrued and unpaid interest will be
                                            due and payable at Maturity.

                                            Texoil shall have the right or
                                            option to prepay, at any time and
                                            without penalty, all or any part of
                                            the Senior Notes.

Equity Participation:                       Texoil will assign to the Purchasers
                                            a 1.0% of 8/8ths overriding royalty
                                            interest, proportionately reduced,
                                            in all wells drilled and/or
                                            completed with proceeds from the
                                            Senior Notes.

Directors:                                  Should the aggregate principal
                                            amount of the Notes exceed $5.0
                                            million, the Purchasers reserve the
                                            right to one additional Board seat.
                                            Issuer, at Purchasers' request, will
                                            expand its Board by one and will
                                            fill the vacancy so created with a
                                            person specified by the Purchasers
                                            and the Purchasers shall have the
                                            right to nominate the successor to
                                            such director as long as the
                                            aggregate principal amount of the
                                            Notes is in excess of $2.5 million.


                     SUMMARY OF PROPOSED TERMS - BOTH ISSUES



Negative Covenants:                        Without the prior written consent of
                                           RIMCO, Texoil will not:

                                           (a)    permit the Borrowing Base to
                                                  fall below 1.15x the
                                                  outstanding balance of the
                                                  Notes commencing with the
                                                  reserve report effective as
                                                  of December 31, 1997;

                                           (b)  permit current assets to be less
                                                than current liabilities
                                                excluding the current portion of
                                                the Notes;

                                           (c)  declare or pay any common stock
                                                dividends or redeem any of its
                                                common stock;

                                           (d)  declare or pay any dividends on
                                                its preferred stock unless the
                                                Borrowing Base is greater than
                                                150% of the outstanding balance
                                                of the Notes.  In no event shall
                                                dividends be permitted until
                                                receipt of the first annual
                                                reserve report, and thereafter
                                                shall only be permitted
                                                quarterly if the Borrowing Base
                                                requirement continues to be met;

                                           (e)  make any principal payments on
                                                the "New" Shareholder Debt;

                                           (f)  make any principal payments on
                                                the "Bridge" Shareholder Debt 1)
                                                prior to the latter of January
                                                1, 1997 or $2.8 million
                                                principal amount of the
                                                Convertible Secured Notes having
                                                been advanced, 2) with proceeds
                                                from the Notes, and 3) unless
                                                the Company maintains a cash
                                                balance of at least $150,000
                                                after taking into account such
                                                principal payment;

                                           (g)  permit any additional liens on
                                                the Properties except in the
                                                ordinary course of business;


                                           (h)  incur any debt except for
                                                borrowings under the Notes;

                                           (i)  sell or dispose of any of the
                                                Properties unless the Notes are
                                                repaid in full;

                                           (j)  merge or consolidate with any
                                                other company unless the Notes
                                                are repaid in full; or

                                           (k)  violate such other warranties,
                                                representations and covenants as
                                                are usual and customary.

                                            Non-compliance with any of the above
                                            Negative Covenants or with the
                                            covenants of other debt issues shall
                                            constitute an event of default, in
                                            which case RIMCO may declare the
                                            entire principal amount of the Notes
                                            and accrued and unpaid interest
                                            thereon immediately due and payable.

Definitions:                                BORROWING BASE:  The Borrowing Base
                                            shall be the present worth,
                                            discounted at 10%, of future net
                                            revenues relating to the Properties'
                                            proved developed producing oil and
                                            gas reserves utilizing constant oil
                                            and gas prices.  Value is not
                                            ascribed to other categories of
                                            proved reserves, probable reserves,
                                            possible reserves, acreage, or
                                            production equipment.  If the
                                            Company's independent reserve
                                            engineer determines a Borrowing Base
                                            value more than 10% greater than the
                                            value determined in good faith by
                                            RIMCO's reserve engineer, then the
                                            two engineers shall choose a third
                                            engineer and the value of the
                                            Borrowing Base shall be determined
                                            by averaging the lowest two values.
                                            Such average shall be the Borrowing
                                            Base until the next redetermination
                                            date.


                                            The Borrowing Base shall be
                                            redetermined at the end of each
                                            calendar year, beginning with the
                                            year ending December 31, 1996, or
                                            more often as reasonably requested
                                            by either RIMCO or the Company, by
                                            an independent engineering firm
                                            acceptable to RIMCO.


                                            The Borrowing Base at all times
                                            shall be redetermined by:

                                            (a)  Adjusting reserves for
                                                 cumulative production since the
                                                 effective date of the last
                                                 reserve report;

                                            (b)  Adjusting prices to reflect the
                                                 average monthly price received
                                                 for the previous six months;

                                            (c)  Adjusting reserves to reflect
                                                 revisions to volume estimates
                                                 since the effective date of the
                                                 last reserve report; and

                                            (d)  Adjusting projected operating
                                                 expenses to reflect actual
                                                 expense levels incurred since
                                                 the effective date of the last
                                                 report.


                                            NET REVENUES: Gross production
                                            proceeds attributable to the
                                            Properties less royalties,
                                            overriding royalties, severance
                                            taxes, and direct lease operating
                                            expenses including fixed overhead.
                                            However, such expenses shall not
                                            include leasehold, legal,
                                            recompletion, deepening, drilling,
                                            sidetracking, completion, or
                                            plugging expenses.


Documentation and
Reports:                                   Texoil will supply the following:

                                           (a)  Documentation and warranties
                                                acceptable to RIMCO at closing;

                                           (b)  An annual reserve report on the
                                                Properties effective as of each
                                                December 31 beginning with the
                                                year ending December 31, 1996,
                                                prepared by an independent
                                                engineering firm acceptable to
                                                RIMCO, within 60 days of year
                                                end;

                                           (c)  Annual audited consolidated
                                                financial statements according
                                                to GAAP beginning with the
                                                fiscal year ending December 31,
                                                1996 within 90 days of the
                                                fiscal year end, together with
                                                an auditor's compliance
                                                certificate including the
                                                appropriate computations;

                                           (d)  Unaudited quarterly financial
                                                statements within 45 days of the
                                                end of each fiscal quarter
                                                together with an officer's
                                                compliance certificate including
                                                the appropriate calculations and
                                                accounts payable and receivable
                                                aging reports;

                                           (e)  Unaudited monthly financial
                                                statements within 20 days of the
                                                end of each month;

                                           (f)  A monthly lease operating
                                                statement for each of its
                                                Properties; and

                                           (g)  Such other information as RIMCO
                                                shall reasonably request.

Legal Expenses:                            Fees and expenses of Purchasers
                                           independent legal counsel and title
                                           consultant will be paid by Texoil at
                                           closing.